Exhibit 23(i)

                       Consent of Independent Accountants

         We hereby consent to incorporation in this Post-Effective Amendment to the Registration Statement on Form S-8, File No. 333-49337, of our report in NUI Utilities, Inc.'s 2000 Annual Report.

ARTHUR ANDERSEN LLP

/s/ Arthur Anderson LLP

New York, New York
March 1, 2001